OfficeMax®
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ROAD TO SUCCESS

2011 INVESTOR DAY

November 16, 2011 - New York City

Financial Strategies Exhibit 99.3

2 Financial Discussion Agenda Key financial policies Improved financial profile and flexibility Sustainable, structural cost reductions Optimizing the retail store footprint Financial objectives

3 Key Financial Policies Maintain cash from operations greater than capital expenditures Preserve appropriate levels of liquidity Sustain financial flexibility Manage working capital efficiency

Total Liquidity of >$1 Billion

Cash & equivalents $485 million
Credit revolver availability $558 million

Benign Medium-Term Debt Maturity Schedule

(in millions)
$4.6
$39.2
$5.7
$1.8
$0.1
FY11
FY12
FY13
FY14
FY15

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4 Strong Liquidity and Benign Debt Service Schedule * Data as of September 24, 2011

LIBOR Spread (bps)
500
450
400
350
300
250
200
150
100
50
0
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Overall
Retail
175 bps
OfficeMax

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Strong Balance Sheet and Ample Cash Flow
Notes:
1) Data represents broadly syndicated transactions reported through 3Q11
2) Average pricing excludes consideration of LIBOR floors
3) Deals greater than $100MM
Source: Thomson Reuters & WFCF
Amended and extended the
U.S./Canadian credit facilities
into a combined $650 million
five-year North American credit
facility (October 2011)
$79 million cash provided by
operations 3Q11 YTD
Competitive terms with
suppliers and customers
Overall and Retail-Only ABL Pricing Trends

Pension: Under-Funded Level
(in millions)
$435
$210
$180
FY08
FY09
FY10

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Plan to fund pension obligation by 2016*:
$1 billion legacy plan, frozen as of 2004 when
OfficeMax sold most of the Boise-related businesses
Typically funded by cash from operations
Discount rate negatively impacting 2011 funded status
Pension Funding and Timber Notes
Timber Notes Securitization:
$1.47 billion GAAP balance sheet liability is non-recourse to OfficeMax
A resolution to the Lehman Brothers bankruptcy would trigger an estimated $277 million tax liability, but is expected to be largely offset by tax credits
GAAP asset related to the Lehman Brothers-backed tranche currently valued at 10% given uncertainties of ultimate recovery, though recent events may result in a 17%-20% recovery range
Any increased amount would flow through to the securitized note holders
* Subject to fluctuations in the discount rate

In-Stock Levels
100%
99%
98%
97%
96%
95%
FY08A
FY09A
FY10A
FY11E
Contract
Retail

Turns
8.0x
7.0x
6.0x
5.0x
FY08A
FY09A
FY10A
FY11E

Days Sales Outstanding
35
30
25
20
FY08A
FY09A
FY10A
FY11E

A/P Leverage
100%
90%
80%
70%
60%
50%
FY08A
FY09A
FY10A
FY11E

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7 Maintaining Solid Working Capital Productivity

2005
2011E

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Proactively Realigned Costs With Reduced Sales Environment
Opportunity for further improvement.
Opportunity for further improvement.
Will continuously challenge all costs.
Will continuously challenge all costs.
Sourcing Sourcing
Improvements Improvements
Supply Chain Supply Chain
Efficiencies Efficiencies
Contract Contract
Operations Operations
Retail Retail
Operations Operations
Sustained Net Cost
Reductions >$400
Million

Total Square Feet (millions)
Average Store Size (Square Feet)
22.3
22.6
20.6
21.4
21.9
21.7
21.4
21.0
25,000
24,500
24,000
23,500
23,000
22,500
22,000
2004
2005
2006
2007
2008
2009
2010
2011E

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Optimizing the U.S. Retail Store Footprint
Achievements since
beginning of 2005:
Closed 4.7 million square
feet of retail space, or
approximately 1.3 million
square feet net of new
store openings
195 total stores closed
(as of the end of 3Q11)
Successfully reduced the
average store size
23.0
22.5
22.0
21.5
21.0
20.5
20.0
19.5
19.0

Total Square Feet (millions)
Average Store Size (Square Feet)
22.3
21.0
19.6
25,000
24,500
24,000
23,500
23,000
22,500
22,000
21,500
2004
2011E
2015E *

Evaluating the strategic closure of an incremental 3% of the U.S. retail store base over the next two to three years

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Continue to Improve Economics of the U.S. Retail Footprint
Continue to prune the U.S.
retail store base by 15-20
stores per year (or ~2%
per year)
Further reduce the number
of unprofitable, negative
EBITDA stores
Leveraging strong
relationships with landlords
in lease renewals
Optimizing the assortments
and introducing new
products/services
* Does not take into account potential new stores or formats

Building Blocks of Return to Sustainable, Profitable Growth
Maintain Positive FCF
2013 - 2015 2016 and beyond 2011-2012
Strengthening
Foundation
Gain Gain
Momentum Momentum
Goal: Sustainable, Goal: Sustainable,
Profitable Growth Profitable Growth
2012 similar in profile to
2011; flat to modest revenue
growth and flat to slightly
lower operating margin**
Assumes normalized pruning
of 15-20 stores per year
Grow revenue by a 2-4%
CAGR*
Operating margin
improvement of 100-200+
bps cumulatively over three
years
Grow revenue by a 4-5%
CAGR
Operating margin
improvement of 25-50 bps
per year
Achieve double digit ROIC
*Assumes modest U.S. GDP growth 2012-2015, no double-dip recession, and unemployment remains elevated through 2015
** Adjusted for the 53rd week in FY11

Digital
Global Contract
New Channels
Tech & Doc Solutions
Mexico
US Retail Stores
Contract Segment
Retail Segment

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12 Incremental Revenue Growth Contribution 2011 - 2015

~$75 Million
2010A
2011E
2012E
2013E
2014E
2015E
Maintenance
Continuous Improvement
Strategic

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Strategically Reinvest in the Business
Expect Expect to to maintain maintain cash cash from from operations operations greater greater than than capital capital expenditures expenditures
* Excludes tuck-in acquisitions and disruptive options
Plan Approximately $100M-$125M in
Capital Expenditures Per Year 2012-2015

Priorities for Cash
Servicing our obligations
Ensuring adequate liquidity to insulate against
economic uncertainty
Investing in profitable growth initiatives
Organic growth
Tuck-in acquisitions
Strategic and disruptive options